                                                                   Exhibit 10.23


        Neither this Warrant, the shares of Convertible Preferred Stock issuable upon exercise of this Warrant nor the shares of Common Stock that can be purchased upon exercise of the conversion privileges of the Convertible Preferred Stock have been registered under the Securities Act of 1933, and may not be sold or otherwise transferred unless a compliance with the registration provisions of such Act has been made or unless availability of an exemption from such registration provisions has been established, or unless sold pursuant to Rule 144 under the Securities Act of 1933.

                                     AMENDED
                      STANDBY OPTION AND WARRANT AGREEMENT

        THIS AMENDED STANDBY OPTION AND WARRANT AGREEMENT (this "Agreement") is made effective as of December 31, 1996, by and between Security Associates International, Inc., a Delaware corporation ("SAI") and TJS Partners, L.P., a New York limited partnership ("TJS") (collectively, the "Parties").

                                 R E C I T A L S

        WHEREAS, SAI and TJS concurrently herewith will enter into an Amendment to the Common Stock Subscription and Purchase Agreement, dated September 5, 1996 (the "Amendment"); and

        WHEREAS, SAI has previously issued options and warrants entitling the holders thereof to acquire SAI common stock which will continue to remain outstanding and subject to exercise following the consummation of the Amendment, which include the Reinstated Options as defined in the Amendment (the "Old Options and Warrants"); and

        WHEREAS, the Parties have agreed that TJS shall have the opportunity to maintain its proportionate ownership of SAI following consummation of the Amendment, in the event that any of the Old Options or Warrants are exercised; and

        WHEREAS, each share of SAI's Convertible Preferred Stock, $10.00 par value per share (the "Convertible Preferred Stock") to be issued to TJS pursuant to the Amendment is convertible into 100 shares of SAI's common stock (the "Common Stock") and entitles the holder thereof to voting rights equal to those to which a holder of 100 shares of Common Stock is entitled.

        WHEREAS, in order to induce TJS to execute the Amendment and to provide a mechanism for TJS to maintain its proportionate interest in SAI, the Parties have agreed that SAI shall grant options and warrants to TJS with the same terms and conditions as the Outstanding Options and Warrants, excepting only that the options and warrants issued to TJS shall be exercisable for SAI's Convertible Preferred Stock, all as is more specifically set forth below.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. OPTION/WARRANT GRANTS, TERMS, AND EXERCISE PRICES. SAI grants to TJS the following options and warrants (the "New Options and Warrants"), provided, however, that the New Options and Warrants shall be exercisable only if, and to the extent that, the Old Options or Warrants are exercised and provided, further, that the New Options and Warrants shall be exercisable for one share of Convertible Preferred Stock for each 100 shares of Common Stock into which the Old Options and Warrants are exercisable (at a purchase price per share of Convertible Preferred Stock equal to one hundred times (100X) the purchase price per share of Common Stock pursuant to the Old Options and Warrants) and provided, further, that the Expiration Date of any New Option or Warrant shall occur on the 30th day after the Expiration Date of the corresponding Old Option or Warrant.

NUMBER OF                  EXPIRATION
SHARES OF                  DATE OF
CONVERTIBLE                OLD
PREFERRED       EXERCISE   OPTIONS      NEW OPTIONS                       OLD OPTIONS AND
STOCK           PRICE      AND          AND WARRANTS                      WARRANTS
                           WARRANTS
220.88          $57.00     12/31/96     the "Jones Equivalent Option"     Lee Jones,
                                                                          issued 01/01/91
125.00          $57.00     10/26/00     the "Jacobson Equivalent Option"  Irwin Jacobson,
                                                                          issued 08/21/92
125.00          $57.00     10/26/00     the "Scharmann Equivalent         Mark Scharmann,
                                        Option"                           issued 08/21/92
200.00          $100.00    06/21/99     the "Gallas Equivalent Option"    Daniel Gallas,
                                                                          issued 06/21/94
100.00          $100.00    06/21/99     the "Hagedal Equivalent Option"   Tom Hagedal,
                                                                          issued 06/21/94
100.00          $100.00    06/21/99     the "Burgwald Equivalent Option"  Harold Burgwald,
                                                                          issued 06/21/94
50.00           $100.00    06/21/99     the "Davis Equivalent Option"     Bev Davis,
                                                                          issued 06/21/94
500.00          $53.00     04/01/00     the "Figge 1 Equivalent Option"   Fred Figge,
                                                                          issued 10/01/95
190.00          $53.00     04/01/00     the "Figge 2 Equivalent Option"   Fred Figge,
                                                                          issued 01/21/96
170.00          $53.00     04/01/00     the "Figge 3 Equivalent Option:   Fred Figge
                                                                          issued 08/1/96
125.00          $200.00    12/31/98     the "Sered Equivalent Option"     Bernard &
                                                                          Samuel Sered,
                                                                          issued 08/09/94
125.00          $200.00    12/31/98     the "Metro Suburban Pediatrics    Metro Suburban

                                        Equivalent Option"                Pediatrics,
                                                                          issued 08/09/94
125.00          $200.00    12/31/98     the "Figge 4 Equivalent Option"   Fred Figge,
                                                                          issued 09/02/94
100.00          $200.00    12/31/98     the "Infinity Partnership II      Infinity
                                        Equivalent Option"                Partnership II,
                                                                          issued 05/22/95
125.00          $200.00    12/31/98     the "Turner Equivalent Option"    Brady Turner,
                                                                          issued 06/07/95
250.00          $200.00    12/31/98     the "Dechter Equivalent Option"   Sidney Dechter,
                                                                          issued 10/19/95
2,783.08        $57.00     10/26/00     the "Davis Reinstatement          Ronald I. Davis
                                        Equivalent Option"                issued 10/26/90
2,783.08        $57.00     10/26/00     the "Brannen Reinstatement        James S. Brannen
                                        Equivalent Option"                issued 10/26/90
1,855.39        $57.00     10/26/00     the "Rubin Reinstatement          Stephen Rubin
                                        Equivalent Option"                issued 10/26/90
200.00          $44.20     09/05/97     the "Conrad Equivalent Option"    Bobbie Conrad
                                                                          issued 09/05/96
200.00          $44.20     09/05/97     the "Dalmar Equivalent Option"    Anita M. Dalmar
                                                                          issued 09/05/96
500.00          $44.20     09/05/97     the "Dilworth Equivalent Option"  Robert H.
                                                                          Dilworth
                                                                          issued 09/05/96
250.00          $44.20     09/05/97     the "Freeman Equivalent Option"   Dianne Freeman
                                                                          issued 09/05/96
750.00          $44.20     09/05/97     the "Greinwald Equivalent         Phyllis V.
                                        Option I"                         Greinwald
                                                                          issued 09/05/96
250.00          $44.20     09/05/97     the "Brown Equivalent Option"     Robert Brown
                                                                          issued 09/05/96
20.00           $44.20     09/05/97     the "Greinwald Equivalent         Phyllis V.
                                        Option II"                        Greinwald
                                                                          issued 09/05/96
2.50            $44.20     09/05/97     the "Grolle Equivalent Option"    Cheryl Grolle
                                                                          issued 09/05/96
2.50            $44.20     09/05/97     the "Small Equivalent Option"     Lorraine Small
                                                                          issued 09/05/96
1,200.00        $44.20     09/05/97     the "Aparicio Equivalent Option"  Inversiones
                                                                          Aparicio
                                                                          issued 09/05/96
625.00          $44.20     09/05/97     the "Alanje Equivalent Option"    Inversiones
                                                                          Alanje
                                                                          issued 09/05/96
1,000.00        $44.20     09/05/97     the "Erlanger Equivalent Option"  Inversiones
                                                                          Erlanger

                                                                          issued 09/05/96
1,200.00        $100.00    12/31/99     the "Davis Equivalent Warrant"    Ronald Davis,

                                                                          issued 12/01/93
400.00          $100.00    12/31/99     the "Rubin Equivalent Warrant"    Stephen Rubin,
                                                                          issued 12/01/93
400.00          $100.00    12/31/99     the "Hoven Equivalent Warrant"    Raymond Hoven,
                                                                          issued 12/01/93
250.00          $125.00    10/10/99     the "Buttonwood                   Buttonwood
                                        Equivalent Option 1"              Advisory Group, Inc.
                                                                          Issued 10/10/96
250.00          $200.00    10/10/99     the "Buttonwood                   Buttonwood
                                        Equivalent Option 2"              Advisory Group,
                                                                          Inc.issued
                                                                          10/10/96
250.00          $300.00    10/10/99     the "Buttonwood                   Buttonwood
                                        Equivalent Option 3"              Advisory Group, Inc.
                                                                          Issued 10/10/96
250.00          $100.00    10/01/00     The "Star Security Equivalent     Star Security Systems,
                                        Option"                           Inc. issued 8/95

250.00          $100.00    10/01/00     The "Metronet Equivalent          Metronet Installations,
                                        Options"                          Inc. issued 8/95
250.00          $100.00    10/01/00     The "Schultz Equivalent Options"  Jack and Gillian Schultz
                                                                          issued 8/95

2.      TERMS AND CONDITIONS OF NEW OPTIONS AND WARRANTS

        (a) NOTICE OF EXERCISE OF OLD OPTIONS AND WARRANTS. SAI shall notify TJS within five (5) days of the exercise of any of the Old Options or Warrants. The notice shall identify the party exercising such Old Option or Warrant, the Old Option or Warrant exercised, the number of shares of Common Stock purchased pursuant thereto and the price per share paid.

        (b) METHOD OF EXERCISING NEW OPTIONS OR WARRANTS. TJS may exercise any New Option or Warrant at any time after the relevant Old Option or Warrant has been exercised prior to the expiration date set forth in the table in Paragraph 1, in the same manner that such Old Option or Warrant has been exercised, by delivering to SAI a written notice stating the number of shares of Convertible Preferred Stock that TJS has elected to purchase together with payment in full for the exercise price. TJS shall have none of the rights of a shareholder with respect to a share until payment therefor has been made in accordance with the terms of the relevant New Option or Warrant. Within fifteen
(15) days of receipt of the exercise price by SAI, it shall issue the corresponding shares of Convertible Preferred Stock to TJS. SAI shall not declare a record date for any purpose during any period following the receipt of such notice and payment and prior to the issuance of such shares of Convertible Preferred Stock unless TJS shall be afforded all of TJS' rights as holder of such shares of Convertible Preferred Stock.

        (c) LIMITED TRANSFERABILITY. The New Options and Warrants shall not be assignable or transferable by TJS, except in the event that TJS shall distribute the investment in SAI (the "Investment") to its partners .

        (d) ADJUSTMENT PROVISIONS. The New Options and Warrants shall in each case have identical adjustment provisions as the relevant Old Options and Warrants. In each instance where there is an adjustment in the exercise price or the number of shares for which the New Options and Warrants may be exercised, SAI shall promptly notify TJS of such adjustment.

3. INVESTMENT REPRESENTATIONS. The exercise of the New Options and Warrants shall be contingent upon receipt by SAI from TJS of a representation, in writing, that it is TJS' intention to acquire the shares then being purchased for investment and not for resale.

4. LIMITATION ON EXERCISE OF NEW OPTIONS AND WARRANTS. Notwithstanding anything to the contrary contained in this Agreement, TJS agrees that if any exercise of any New Option or Warrant would result in a significant dimunition of the ability of SAI to advantageously utilize its net operating loss carryforwards ("NOLS") for federal income tax purposes, in the judgment of SAI's certified public accountants, its right to exercise any New Option or Warrant will be limited to the right to purchase the maximum number of shares of Common Stock that can be purchased without SAI losing its ability to utilize its NOLS. SAI shall promptly notify TJS in writing of any determination by its certified public accountants that all or any portion of the remaining New Options or Warrants may be exercised without jeopardizing SAI's ability to use its NOLS. The time period for the exercise of any New Option or Warrant (or any part thereof) the exercise of which was previously prohibited pursuant to the provisions of this Section shall be extended for a period of sixty (60) days following the receipt of written notice from SAI that the conditions that gave rise to the prohibition on exercise no longer apply.

5. MISCELLANEOUS PROVISIONS. This Agreement shall be governed by the provisions of Section 11 of the Purchase Agreement, which is incorporated herein by this reference.


        IN WITNESS WHEREOF, the parties have executed this Agreement on the date first stated above.

                               SECURITY ASSOCIATES INTERNATIONAL, INC.

                               By: /s/ James S. Brannen
                                  --------------------------------------
                                       James S. Brannen, President


                               TJS PARTNERS, L.P.

                               By: TJS Management, L.P., its General Partner


                               By: /s/ Thomas J. Salvatore
                                  --------------------------------------
                                       Thomas J. Salvatore, Managing
                                       General Partner







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